EXECUTION VERSION



                                    EXHIBIT B

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.



                                                          Dated:  March 22, 2006

                               WARRANT TO PURCHASE

                                 COMMON STOCK OF

                                 POWERLINX, INC.

This certifies that __________________ , or assigns (collectively, the "Holder"), for value received, is entitled to purchase, at the Stock Purchase Price (as defined below), from POWERLINX, INC., a Nevada corporation (the "Company"), up to that number of fully paid and nonassessable shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), equal to the quotient obtained in accordance with the following calculation:

MAXIMUM NUMBER OF SHARES      =    (PRINCIPAL AMOUNT OF THE DEBENTURE THEN BEING
OF COMMON STOCK                       ISSUED BY THE COMPANY TO HOLDER) X (100%)
                                     ------------------------------------------

(THE "WARRANT SHARES")                        THE STOCK PURCHASE PRICE
ISSUABLE UPON EXERCISE OF
THIS WARRANT

This Warrant shall be exercisable at any time from time to time from and after the date hereof (such date being referred to herein as the "Initial Exercise Date") up to and including 5:00 p.m. (Pacific Time) on the fifth year anniversary of the Initial Exercise Date (the "Expiration Date"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with (i) the Form of Subscription attached hereto duly completed and executed, and (ii) payment pursuant to Section 2 of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant. For purposes of this Warrant, the term "Stock Purchase Price" shall be equal to the product of (a) 1.25 and (b) the Reference Price, as


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
defined in the form of convertible debenture attached as Exhibit A to the Securities Purchase Agreement, dated as of March 7, 2006, between the Company and the purchasers listed on Schedule I attached thereto (the "Agreement").

     1. Exercise; Issuance of Certificates; Acknowledgement. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time from or after the Initial Exercise Date up to the Expiration Date for all or any part of the Warrant Shares (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of the Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. Each certificate so delivered shall be in such denominations of the Warrant Shares as may be requested by the Holder hereof and shall be registered in the name of such Holder. In case of a purchase of less than all the Warrant Shares, the Company shall execute and deliver to Holder within a reasonable time an Acknowledgement in the form attached hereto indicating the number of Warrant Shares which remain subject to this Warrant, if any.

     2. Payment for Shares. The aggregate purchase price for Warrant Shares being purchased hereunder may be paid by cash or wire transfer of immediately available funds.

     3. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued shares of Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant.

     4. Adjustment of Stock Purchase Price and Number of Shares. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.


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
       4.1 Subdivisions, Combinations and Dividends. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or pay a dividend in Common Stock in respect of outstanding shares of Common Stock, the Stock Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall be proportionately reduced, and conversely, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Stock
Purchase Price in effect immediately prior to such combination shall be proportionately increased.

       4.2 Reclassification. If any reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

       4.3 Notice of Adjustment. Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

       4.4  Other Notices. If at any time:

          (1) the Company shall declare any cash dividend upon its Common Stock;

          (2) there shall be any capital reorganization or reclassification of the capital stock of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other business entity; or

          (3) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;


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
then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least twenty (20) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least twenty (20) days prior written notice of the date when the same shall take place; provided, however, that the Holder shall make a best efforts attempt to respond to such notice as early as possible after the receipt thereof. Any notice given in accordance with the foregoing clause
(a) shall also specify, in the case of any such dividend, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion or public offering, as the case may be.

         4.5 Acquisition. In the event of any reorganization, consolidation or merger of the Company, transfer of all or substantially all of the assets of the Company or any simultaneous sale of more than a majority of the then outstanding securities of the Company other than a mere reincorporation transaction (an "Acquisition"), then, as a condition of such Acquisition, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby), at the same aggregate exercise price, such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any Acquisition described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

     5. No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

     6. Warrants Transferable. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder may be transferred, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed and in compliance with the provisions of the Agreement. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed


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
in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company and notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

     7. Lost Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     8. Modification and Waiver. Any term of this Warrant and all Warrants issued pursuant to the Agreement may be amended and the observance of any term of this Warrant and all Warrants issued pursuant to the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Warrants representing at least a majority of the aggregate number of Warrant Shares issuable upon exercise of all outstanding Warrants issued pursuant to the Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company, the Holder and the holders of all Warrants issued pursuant to the Agreement.

     9. Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be made in accordance with Section 11 of the Agreement.

     10. Titles and Subtitles; Governing Law; Venue. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. This Warrant is to be construed in accordance with and governed by the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the Company and the Holder. All disputes and controversies arising out of or in connection with this Warrant shall be resolved exclusively by the state and federal courts located in New York, New York, and each of the Company and the Holder hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.


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

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized as of the date first above written.

                                         POWERLINX, INC.



                                         By: Michael Tomlinson
                                             ----------------------
                                             Michael Tomlinson, CEO

FORM OF SUBSCRIPTION


                                                  Date: ____________________


To:      Powerlinx, Inc.



     The undersigned hereby subscribes for _______ shares of common stock of Powerlinx, Inc. covered by this Warrant and hereby delivers $___________ in full payment of the purchase price thereof. The certificate(s) for such shares should be issued in the name of the undersigned or as otherwise indicated below:



                                                    _______________________
                                                         Signature:


                                                    _______________________
                                                         Printed Name


                                                    _______________________
                                                         Name for
                                                         Registration, if
                                                         different

                                                    _______________________
                                                         Street Address

                                                    _______________________
                                                         City, State and
                                                         Zip Code

FORM OF ACKNOWLEDGEMENT



                                                  Date: ____________________


To:      ____________ (collectively with its assigns, the "Holder")



     Powerlinx, Inc. hereby acknowledges that as of the date hereof, ___________ Warrant Shares remain subject to the Warrant held by the Holder.


POWERLINX,  INC.



By:________________________________
     ,  President

                                   ASSIGNMENT


     For value received, the undersigned hereby sells, assigns and transfers unto the assignee(s) set forth below the within Warrant certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints ___________________________________ attorney, to transfer the said Warrant on the books of the within-named Company with respect to the number of Common Shares set forth below, with full power of substitution in the premises.

                    Social Security or
                    other Identifying
Name(s)             Number(s) of                               No. of
of Assignee(s)      Assignee(s)             Address            Shares





Dated: ______________________________




                                     ______________________________
                                               Signature

                                     NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME EXACTLY
                                     AS WRITTEN UPON THE FACE OF THE WARRANT.



                                     ______________________________
                                              Print Name and Title